UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number		811-06565

H&Q Life Sciences Investors
(Exact name of registrant as specified in charter)

2 Liberty Square, 9th Floor, Boston, MA			02109
(Address of principal executive offices)			(Zip code)

2 Liberty Square, 9th Floor, Boston, MA 02109
(Name and address of agent for service)

Registrant’s telephone number, including area code:		617-772-8500

Date of fiscal year end:	September 30

Date of reporting period:	October 1, 2007 to September 30, 2008

ITEM 1.    REPORTS TO STOCKHOLDERS.

H&Q LIFE SCIENCES INVESTORS

Annual Report

  2  0  0  8

To our Shareholders:

On September 30, 2008, the net asset value (NAV) per share of the Fund was $13.18. During the twelve-month period ended September 30, 2008, total return at NAV of your Fund was -5.34%. During the most recent six-month period ended September 30, 2008, total return at NAV of your Fund was 1.37%. The total investment return at market was -13.52% during the twelve-month period ended September 30, 2008 and was -5.80% during the six-month period ended September 30, 2008. Comparisons to relevant indices are listed below:

Investment Returns	Six Months Ended 9/30/08	Fiscal Year Ended 9/30/08
Investment Return at Market	-5.80%	-13.52%
Net Asset Value	+1.37%	-5.34%
NASDAQ Biotech Index (NBI)	+7.07%	-2.12%
S&P 500 Index	-10.87%	-21.98%

These returns clearly indicate that during the twelve-month period ending September 30, 2008, performance in both the healthcare sector (as measured by the NBI) and the broader market have been weak. While we compare Fund performance to various indices, no one can be pleased with a loss of asset value over a one year period. Whether it is a -21.98% return in the S&P 500 Index or a -5.34% return at NAV in your Fund, overall we are not happy with Fund performance when it is negative.

To a limited degree we take some solace in the NAV of your Fund out-performing the S&P 500 Index and being above average in comparison to other healthcare investors (according to FactSet Research, the total return for the average of 204 healthcare funds during the twelve-month period ending September 30, 2008 was -11.37% vs. -5.34% for the Fund's return at NAV). Thus the NAV performance of your Fund compares favorably to the performance of other healthcare funds. Despite this, we are nonetheless displeased that the Fund's return at NAV and return at market trailed the NBI.

We continue to analyze our NAV performance versus the NBI to assess our strategic approach to stock picking. Over the last one to two years, we have generally increased our exposure to larger (though still mid-cap in traditional parlance) NBI companies while decreasing our exposure to the smallest public healthcare companies. Over recent years, the smallest public healthcare companies have generally underperformed the NBI. On the other hand, the largest company components in the NBI (e.g., Amgen, Inc., Gilead Sciences, Inc., Celgene Corporation, Teva Pharmaceutical Industries, Ltd., Genzyme Corporation and Biogen Idec Inc.) have generally outperformed the index over the same period. We have continued to increase the Fund's ownership of these companies. As of September 30, 2008, these six companies comprised 20.77% of Fund assets.

Certainly the dominant issue in both the healthcare sector and the broader market over the last several months has been the credit crisis and the ensuing market turbulence. This highly volatile time has continued into October. For growing healthcare companies (the emphasis of our Fund's efforts), it is our view that smaller, public pre-revenue development stage companies will be most negatively affected by the residual impact of the credit crisis. Our observation is that this group of companies have a relatively greater, more frequent need to access the public market for capital and have a greater need for debt financing vehicles. It is also our impression that such capital will be increasingly more difficult to obtain or will be available on less attractive terms. We expect that while this group of companies may exhibit short-term periods of out-performance, over the intermediate and long-term these smaller companies will struggle. As such, we have decreased our exposure to such companies. On September 30, 2008, a total of 7.7% of Fund assets were held in public companies with market capitalization of $500 million or less versus a weighting of 10.9% in the NBI as of September 30, 2008.

In addition to recent macro market trends, we have observed a number of healthcare specific trends. In recent months, there has been a spate of new clinical data and other product related events reported. As is typical, some reports have been favorable to the reporting company and to the healthcare sector while others have been less favorable. Probably the most notable was the favorable data released by Amgen, Inc. regarding its denosumab antibody which is used in the treatment of osteoporosis. Other positive reports included generally favorable data from Vertex Pharmaceuticals Inc. regarding its treatment for hepatitis C as well as the approval of Genentech's Avastin product for use in breast cancer (after a less than favorable FDA panel review) and the filing by United Therapeutics Corporation of inhaled Remodulin for use in pulmonary arterial hypertension. On the other hand, examples of unfavorable data were reported by Savient Pharmaceuticals, Inc., Rigel Pharmaceuticals, Inc., Cardiome Pharma Corp. and Myriad Genetics, Inc.

In general, it appears that the FDA has continued to take a conservative approach to its review of drugs and other products. In particular, we observe what appears to us to be a trend toward increased safety concerns regarding specific drug products. For example, varying degrees of concern have been expressed regarding the cholesterol lowering drug, Vytorin (which is marketed by Merck/Schering Plough Pharmaceuticals), the MS drug, Tysabri (Biogen Idec Inc. and Elan Pharmaceuticals, Inc.), Merck's vaccine, Gardasil, and Amylin's diabetes drug, Byetta.

Another trend appears to be a continued interest in mergers and acquisitions. In recent months, the acquisition of a number of product related healthcare companies has been proposed or announced, including Genentech Inc., Barr Pharmaceuticals, Inc. and Xanthus Pharmaceuticals, Inc., which are portfolio companies of the Fund. In addition, the acquisition of ImClone Systems Inc., not owned by the Fund, was also proposed. CVS Caremark Corporation, not owned by the Fund, acquired Longs Drug Stores.

During the Fund's fiscal year ended September 30, 2008, the best performing assets in the Fund's portfolio included its position in CardioNet, Inc. (which completed an IPO in March 2008), Momenta Pharmaceuticals, Inc., Masimo Corproation, and Agensys, Inc. (which was acquired). Conversely, during this period, the worst performing assets included the Fund's positions in ACADIA Pharmaceuticals Inc., Align Technology, Inc., Inverness Medical Innovations, Inc. and WellPoint, Inc.

During the twelve-month period ended September 30, 2008, within the public portfolio, the Fund established positions in several companies, including Alkermes, Inc., Hologic, Inc., Myriad Genetics, Inc., OSI Pharmaceuticals, Inc. and United Therapeutics Corporation. During the same twelve-month period, the Fund exited its position in several companies, including Cubist Pharmaceuticals, Inc., Cytyc Corporation (through its merger with Hologic, Inc.), Emageon Inc., Mentor Corporation and Shire Plc.

During the same twelve-month period, within the venture portfolio, the Fund established positions in CardioKinetix, Inc., Elemé Medical, Inc. and MacroGenics, Inc. (when the company purchased Raven biotechnologies, Inc.). The Fund made follow-on investments in OmniSonics Medical Technologies, Inc., PHT Corporation and Xoft, Inc. The Fund also made a private investment in the public entity Penwest Pharmaceuticals Co. Exits within the venture portfolio during the period were Agensys, Inc., which was purchased by Astellas Pharma Inc., Xanthus Pharmaceuticals, Inc., which was acquired by Antisoma Plc. and Athersys, Inc. when its registration statement was declared effective by the SEC and the company's shares became publicly traded. Additionally, CardioNet, Inc. and Masimo Corporation exited the venture portfolio, but remained Fund assets after completing IPOs and Dako A/S exited the venture portfolio when it was converted to cash through a tender offer.

As always, if you have questions, please feel free to call us at (617) 772-8500.

Daniel R. Omstead
President

H&Q LIFE SCIENCES INVESTORS

LARGEST HOLDINGS BY ISSUER

As of September 30, 2008

% of Net Assets
Gilead Sciences, Inc.	4.65%
Genzyme Corporation	4.26%
Celgene Corporation	3.88%
Amgen Inc.	3.39%
CardioNet, Inc.	2.81%
Baxter International Inc.	2.80%
Teva Pharmaceutical Industries, Ltd.	2.80%
Concentric Medical, Inc.	2.45%
United Therapeutics Corporation	2.34%
Becton, Dickinson and Company	2.24%

H&Q LIFE SCIENCES INVESTORS

PORTFOLIO

As of September 30, 2008

H&Q LIFE SCIENCES INVESTORS

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2008

	CONVERTIBLE SECURITIES AND WARRANTS - 10.6% of Net Assets
SHARES	Convertible Preferred (Restricted) (a) - 10.5%	VALUE
	Drug Discovery Technologies - 1.1%
1,587,302	Agilix Corporation Series B (b) (c)	$94,540
250,000	Ceres, Inc. Series C (b)	1,625,000
21,462	Ceres, Inc. Series C-1 (b)	139,503
175,540	Ceres, Inc. Series D (b)	1,141,010
28,385	Ceres, Inc. Series F (b)	184,502
5,677	Ceres, Inc. warrants (expiration 9/05/15) (b)	0
200,000	Zyomyx, Inc. Series A New (b)	20,000
200	Zyomyx, Inc. Series B New (b)	20
	Emerging Biopharmaceuticals - 0.6%
204,275	MacroGenics, Inc. Series D (b)	133,208
50,145	MacroGenics, Inc. Series D (b)	21,798
1,415,385	TargeGen, Inc. Series C (b)	1,226,672
407,825	TargeGen, Inc. Series D (b)	353,450
	Healthcare Services - 1.5%
322,168	CytoLogix Corporation Series A (b) (c)	3,222
151,420	CytoLogix Corporation Series B (b) (c)	531,484
3,589,744	PHT Corporation Series D (b) (c)	2,800,000
802,996	PHT Corporation Series E (b) (c)	626,337
99,455	PHT Corporation Series F (b) (c)	77,575
	Medical Devices and Diagnostics - 7.3%
2,379,916	CardioKinetix, Inc. Series C (b) (c)	1,640,000
3,235,293	Concentric Medical, Inc. Series B (b) (c)	4,529,410
1,162,790	Concentric Medical, Inc. Series C (b) (c)	1,627,906
455,333	Concentric Medical, Inc. Series D (b) (c)	637,466
1,198,193	Elemé Medical, Inc. Series C (b)	2,254,999
177,778	EPR, Inc. Series A (b)	1,778
1,592,852	FlowCardia, Inc. Series C (b)	1,708,334
2,446,016	Labcyte Inc. Series C (b)	1,280,000
2,050,000	Magellan Biosciences, Inc. Series A (b)	2,050,000
1,031,992	OmniSonics Medical Technologies, Inc. Series A-1 (b)	586,171
877,747	OmniSonics Medical Technologies, Inc. Series B-1 (b)	498,560
43,478	TherOx, Inc. Series H (b)	277,390
99,646	TherOx, Inc. Series I (b)	635,741
2,813	TherOx, Inc. warrants (expiration 1/26/10) (b)	0
5,427	TherOx, Inc. warrants (expiration 6/09/09) (b)	0
640,625	Xoft, Inc. Series D (b)	2,139,688
122,754	Xoft, Inc. Series E (b)	409,998
		$29,255,762

The accompanying notes are an integral part of these financial statements.

H&Q LIFE SCIENCES INVESTORS

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2008

(continued)

PRINCIPAL AMOUNT	Convertible Notes - 0.1%	VALUE
	Drug Discovery Technologies - 0.1%
$700,000	deCODE Genetics, Inc., 3.50% due 2011	$140,000
	TOTAL CONVERTIBLE SECURITIES AND WARRANTS
	(Cost $33,371,560)	$29,395,762
SHARES	COMMON STOCKS AND WARRANTS - 79.6%
	Biopharmaceuticals - 34.0%
135,182	Affymax, Inc. (b)	2,683,363
624,321	Akorn, Inc. (b)	3,202,767
108,889	Akorn, Inc. warrants (expiration 3/08/11) (a) (b)	118,689
52,700	Alnylam Pharmaceuticals, Inc. (b)	1,525,665
158,807	Amgen Inc. (b)	9,412,491
55,000	Amylin Pharmaceuticals, Inc. (b)	1,112,100
525,965	Antisoma Plc (b) (d)	185,157
3,062,745	Antisoma Plc 12 Month Lock-up (Restricted) (a) (b) (d)	862,551
340,305	Antisoma Plc 18 Month Lock-up (Restricted) (a) (b) (d)	83,859
112,000	Biogen Idec Inc. (b)	5,632,480
149,900	BioMarin Pharmaceutical Inc. (b)	3,970,851
756,272	Critical Therapeutics, Inc. (b)	143,692
159,672	Critical Therapeutics, Inc. warrants (expiration 6/06/10) (a) (b)	0
88,550	Forest Laboratories, Inc. (b)	2,504,194
68,170	Genentech, Inc. (b)	6,045,315
146,357	Genzyme Corporation (b)	11,838,818
283,460	Gilead Sciences, Inc. (b)	12,920,107
140,394	Hologic, Inc. (b)	2,713,816
8,815	Intuitive Surgical, Inc. (b)	2,124,239
172,247	Martek Biosciences Corporation	5,412,001
187,400	Medarex, Inc. (b)	1,212,478
73,135	Medicines Company (b)	1,698,195
31,300	Merck & Co., Inc.	987,828
175,880	MiddleBrook Pharmaceuticals, Inc. warrants (expiration 4/29/10) (a) (b)	40,452
95,895	Myriad Genetics, Inc. (b)	6,221,667
143,190	Omrix Biopharmaceuticals, Inc. (b)	2,568,829
157,500	Vertex Pharmaceuticals Inc. (b)	5,235,300
83,471	XenoPort, Inc. (b)	4,047,509
		94,504,413

The accompanying notes are an integral part of these financial statements.

H&Q LIFE SCIENCES INVESTORS

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2008

(continued)

SHARES	Biotechnology - 0.2%	VALUE
328,000	Athersys, Inc. (b)	$570,720
82,000	Athersys, Inc. warrants (expiration 6/08/12) (a) (b)	13,120
		583,840
	Drug Delivery - 1.1%
227,550	Alkermes, Inc. (b)	3,026,415
	Drug Discovery Technologies - 8.6%
162,288	Avalon Pharmaceuticals, Inc. (b)	51,964
170,270	Celgene Corporation (b)	10,774,685
45,174	Cougar Biotechnology, Inc. (b)	1,508,360
1,601,039	MZT Holdings, Inc. (b) (c)	40,026
1,846,154	MZT Holdings, Inc. warrants (expiration 1/17/11) (a) (b) (c)	0
952,381	MZT Holdings, Inc. warrants (expiration 1/22/12) (a) (b) (c)	0
78,600	OSI Pharmaceuticals, Inc. (b)	3,874,194
399,028	Penwest Pharmaceuticals Co. (b)	821,998
199,514	Penwest Pharmaceuticals Co. warrants (expiration 3/11/13) (a) (b)	195,524
61,900	United Therapeutics Corporation (b)	6,510,023
200,000	Zyomyx, Inc. (Restricted) (a) (b)	2,000
		23,778,774
	Emerging Biopharmaceuticals - 3.3%
430,995	ACADIA Pharmaceuticals Inc. (b)	1,155,067
90,552	DOV Pharmaceutical, Inc. warrants (expiration 12/31/09) (a) (b)	0
747,980	Exelixis, Inc. (b)	4,547,718
774,191	Lexicon Pharmaceuticals, Inc. (b)	1,378,060
242,522	NitroMed, Inc. (b)	111,560
256,000	Sangamo BioSciences, Inc. (b)	1,971,200
		9,163,605
	Generic Pharmaceuticals - 3.7%
7,400	Barr Pharmaceuticals, Inc. (b)	483,220
186,550	Mylan Inc. (b)	2,130,401
169,768	Teva Pharmaceutical Industries, Ltd. (e)	7,773,677
		10,387,298
	Healthcare Services - 10.1%
47,300	Aetna Inc.	1,708,003
25,000	Allergan, Inc.	1,287,500
148,148	Aveta, Inc. (Restricted) (a) (b)	1,481,480
347,628	CardioNet, Inc. (Restricted) (a) (b)	7,809,115
93,740	HealthExtras, Inc. (b)	2,448,489
133,048	ICON Plc (b) (e)	5,089,086

The accompanying notes are an integral part of these financial statements.

H&Q LIFE SCIENCES INVESTORS

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2008

(continued)

SHARES	Healthcare Services - continued	VALUE
77,815	Medco Health Solutions, Inc. (b)	$3,501,675
204,139	Syntiro Healthcare Services (Restricted) (a) (b)	204
40,350	WellPoint, Inc. (b)	1,887,170
1,285,000	Zix Corporation (b)	2,904,100
		28,116,822
	Medical Devices and Diagnostics - 18.6%
257,790	Align Technology, Inc. (b)	2,791,866
65,600	Applied Biosystems Inc.	2,246,800
118,450	Baxter International Inc.	7,773,873
77,640	Becton, Dickinson and Company	6,231,386
440,141	Electro-Optical Sciences, Inc. (b)	2,297,536
105,892	IDEXX Laboratories, Inc. (b)	5,802,882
99,593	Inverness Medical Innovations, Inc. (b)	2,987,790
37,750	Laboratory Corporation of America Holdings (b)	2,623,625
162,180	Masimo Corporation (b)	6,033,096
130,000	Masimo Laboratories, Inc. (Restricted) (a) (b)	57,485
447,080	Medwave, Inc. (a) (b)	0
111,770	Medwave, Inc. warrants (expiration 8/21/11) (a) (b)	0
62,005	OmniSonics Medical Technologies, Inc. (Restricted) (a) (b)	620
87,200	PerkinElmer, Inc.	2,177,384
139	Songbird Hearing, Inc. (Restricted) (a) (b)	93
73,925	Stryker Corporation	4,605,528
110,840	Thermo Fisher Scientific Inc. (b)	6,096,200
		51,726,164
	TOTAL COMMON STOCKS AND WARRANTS (Cost $220,260,265)	$221,287,331
PRINCIPAL AMOUNT	SHORT-TERM INVESTMENTS - 9.8%
$3,497,000	American Express Corporation; 2.25% due 10/03/08	3,495,033

The accompanying notes are an integral part of these financial statements.

H&Q LIFE SCIENCES INVESTORS

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2008

(continued)

PRINCIPAL AMOUNT	SHORT-TERM INVESTMENTS - continued	VALUE
$23,712,000	Repurchase Agreement, State Street Bank and Trust Co., repurchase value $23,712,033 (collateralized by U.S. Treasury Bill 0.35% discount, 12/26/08, market value $24,189,725); 0.05% due 10/01/08	$23,712,000
	TOTAL SHORT-TERM INVESTMENTS (Cost $27,207,033)	$27,207,033
	TOTAL INVESTMENTS - 100.0% (Cost $280,838,858)	$277,890,126
	OTHER LIABILITIES IN EXCESS OF ASSETS - (0.0%)	($69,890)
	NET ASSETS - 100%	$277,820,236

(a)  Security fair valued.

(b)  Non-income producing security.

(c)  Affiliated issuers in which the Fund holds 5% or more of the voting securities (total market value of $12,607,966).

(d)  Foreign security.

(e)  American Depository Receipt.

The accompanying notes are an integral part of these financial statements.

H&Q LIFE SCIENCES INVESTORS

STATEMENT OF ASSETS AND LIABILITIES

SEPTEMBER 30, 2008

ASSETS:
Investments in non affiliated issuers, at value (identified cost $267,998,142; see Schedule of Investments)	$265,282,160
Investments in affiliated issuers, at value (identified cost $12,840,716; see Schedule of Investments)	12,607,966
Cash	218
Dividends and interest receivable	53,477
Receivable for investments sold	1,739,538
Prepaid expenses	59,989
Other assets (See Note (5))	1,245,993
Total assets	$280,989,341
LIABILITIES:
Payable for investments purchased	$2,656,636
Accrued advisory fee	293,308
Accrued audit fees	84,045
Accrued trustee fees	46,606
Accrued shareholder reporting fees	25,457
Accrued legal fees	23,731
Accrued other	39,322
Total liabilities	$3,169,105
NET ASSETS	$277,820,236
SOURCES OF NET ASSETS:
Shares of beneficial interest, par value $.01 per share, unlimited number of shares authorized, amount paid in on 21,084,815 shares issued and outstanding	$282,313,202
Accumulated net realized loss on investments, options and foreign currency	(1,544,224)
Net unrealized loss on investments and foreign currency	(2,948,742)
Total net assets (equivalent to $13.18 per share based on 21,084,815 shares outstanding)	$277,820,236

The accompanying notes are an integral part of these financial statements.

H&Q LIFE SCIENCES INVESTORS

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED SEPTEMBER 30, 2008

INVESTMENT INCOME:
Dividend income (net of foreign tax of $14,920)	$986,498
Interest income from non affiliated issuers	550,933
Interest income from affiliated issuers	129,291
Total investment income		$1,666,722
EXPENSES:
Advisory fee	$3,612,411
Legal fees	208,712
Trustees' fees and expenses	190,951
Administration and auditing fees	153,621
Custodian fees	101,301
Shareholder reporting	95,246
Transfer agent fees	50,981
Stock exchange listing fee	27,238
Other (See Note (3))	143,584
Total expenses		4,584,045
Net Investment loss		($2,917,323)
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain on:
Investments in non affiliated issuers		$22,004,319
Investments in affiliated issuers		1,593,577
Closed or expired options contracts written		222,251
Foreign currency		16,968
Net realized gain		$23,837,115
Change in unrealized appreciation (depreciation) on:
Investments in non affiliated issuers		($39,589,162)
Investments in affiliated issuers		274,615
Closed or expired options contracts written		(10,621)
Foreign currency		(104)
Change in unrealized appreciation (depreciation)		($39,325,272)
Net realized and unrealized gain (loss)		($15,488,157)
Net decrease in net assets resulting from operations		($18,405,480)

The accompanying notes are an integral part of these financial statements.

H&Q LIFE SCIENCES INVESTORS

STATEMENTS OF CHANGES IN NET ASSETS

	For the year ended September 30, 2008	For the year ended September 30, 2007
NET (DECREASE)/INCREASE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment loss	($2,917,323)	($1,711,475)
Net realized gain on investments, options and foreign currency	23,837,115	20,234,837
(Decrease)/increase in net unrealized gain on investments, options and foreign currency	(39,325,272)	31,988,951
Net (decrease)/increase in net assets resulting from operations	($18,405,480)	$50,512,313
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net realized capital gains	($23,504,432)	($22,280,388)
CAPITAL SHARE TRANSACTIONS:
Value of shares issued in payment of distributions (1,001,680 and 855,433 shares, respectively)	$11,732,523	$11,646,931
Net (decrease)/increase in net assets	($30,177,389)	$39,878,856
NET ASSETS:
Beginning of year	307,997,625	268,118,769
End of year	$277,820,236	$307,997,625

The accompanying notes are an integral part of these financial statements.

H&Q LIFE SCIENCES INVESTORS

STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED SEPTEMBER 30, 2008

CASH FLOWS FROM OPERATING ACTIVITIES:
Purchases of portfolio securities	($210,591,248)
Options written	(9,800)
Net purchases of short-term investments	(18,302,368)
Sales of portfolio securities	244,990,550
Interest income received	520,860
Dividends received	991,534
Operating expenses paid	(5,828,073)
Net cash provided from operating activities	$11,771,455
CASH FLOWS FROM FINANCING ACTIVITIES:
Cash distributions paid	($11,771,909)
Net cash used for financing activities	($11,771,909)
NET DECREASE IN CASH	($454)
CASH AT BEGINNING OF PERIOD	672
CASH AT END OF PERIOD	$218
RECONCILIATION OF NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS TO NET CASH PROVIDED FROM OPERATING ACTIVITIES:
Net decrease in net assets resulting from operations	($18,405,480)
Purchases of portfolio securities	(210,591,248)
Net purchases of short-term investments	(18,302,368)
Sales of portfolio securities	244,990,550
Accretion of discount	(325,285)
Net realized gain on investments, options and foreign currency	(23,837,115)
Decrease in net unrealized appreciation on investments, options and foreign currency	39,325,272
Decrease in dividends and interest receivable	170,957
Decrease in options written	(9,800)
Decrease in accrued expenses	(2,672)
Increase in prepaid expenses and other assets	(1,241,356)
Net cash provided from operating activities	$11,771,455

Noncash financing activities not included herein consist of reinvested distributions to shareholders of $11,732,523.

Noncash operating activity not included herein consist of one conversion of restricted preferred stock with a cost of $4,339,561 to common stock of the same issuer.

The accompanying notes are an integral part of these financial statements.

H&Q LIFE SCIENCES INVESTORS

FINANCIAL HIGHLIGHTS

(Selected data for each share of beneficial interest outstanding throughout the period indicated)

	For the year ended September 30,
	2008	2007	2006		2005	2004
Net asset value per share: Beginning of year	$15.34	$13.94	$18.19		$15.90	$16.68
Net investment loss (1)	($0.14)	($0.09)	($0.10	)(2)	($0.21)	($0.26)
Net realized and unrealized gain (loss)	(0.87)	2.63	(2.10)		3.79	0.86
Total increase (decrease) from investment operations	($1.01)	$2.54	($2.20)		$3.58	$0.60
Capital gain distributions to shareholders	($1.15)	($1.14)	($2.05)		($1.29)	($1.38)
Net asset value per share: End of year	$13.18	$15.34	$13.94		$18.19	$15.90
Per share market value: End of year	$10.62	$13.53	$13.29		$16.85	$16.20
Total investment return at market value	(13.52%)	10.56%	(9.95%)		12.77%	15.52%
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, end of year	$277,820,236	$307,997,625	$268,118,769		$229,291,326	$191,837,984
Ratio of operating expenses to average net assets	1.56%	1.60%	1.74%		1.74%	1.73%
Ratio of net investment loss to average net assets	(0.99%)	(0.60%)	(0.64	%)(2)	(1.29%)	(1.56%)
Portfolio turnover rate	73.89%	112.69%	49.90%		73.79%	34.93%
Number of shares outstanding at end of year	21,084,815	20,083,135	19,227,702		12,605,204	12,066,409

(1) Net investment loss per share has been computed using average shares outstanding.

(2) Includes a special dividend from an issuer in the amount of $0.10 per share. Excluding the special dividend, the ratio of net investment loss to average net assets would have been (1.27%).

The accompanying notes are an integral part of these financial statements.

H&Q LIFE SCIENCES INVESTORS

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2008

(1) Organization

H&Q Life Sciences Investors (the Fund) is a Massachusetts business trust registered under the Investment Company Act of 1940 as a diversified closed-end management investment company. The Fund's investment objective is long-term capital appreciation through investment in life sciences companies (including biotechnology, pharmaceutical, diagnostics, managed healthcare and medical equipment, hospitals, healthcare information technology and services, devices and supplies) agriculture and environmental management. The Fund invests primarily in securities of public and private companies that are believed to have significant potential for above-average growth. The Fund was organized on February 20, 1992 and commenced operations on May 8, 1992.

(2) Significant Accounting Policies

The preparation of these financial statements requires the use of certain estimates by management in determining the Fund's assets, liabilities, revenues and expenses. Actual results could differ from these estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with accounting principles generally accepted in the United States of America.

New Accounting Pronouncements

In September 2006, the Financial Accounting Standards Board (the FASB) issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), which is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements.

In February 2007, the FASB issued Statement of Financial Accounting Standard No. 159, The Fair Value Option for Financial Assets and Financial Liabilities (SFAS 159), which is effective for fiscal years beginning after November 15, 2007. SFAS 159 permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. SFAS 159 also establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities.

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (SFAS 161), which is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about a fund's derivative and hedging activities.

Management is currently evaluating the impact, if any, that SFAS 157, SFAS 159 and SFAS 161 may have on the Fund's financial statements.

Investment Valuation

Investments traded on national securities exchanges or in the over-the-counter market that are National Market System securities are valued at the last sale price or, lacking any sales, at the mean between the last bid and asked prices. Other over-the-counter securities are valued at the most recent bid prices as obtained from one or more dealers that make markets in the securities. Publicly traded investments for which market quotations are not readily available or whose quoted price may otherwise not reflect fair value and the fair value of venture capital and other restricted securities are valued in good faith by Hambrecht & Quist Capital Management LLC (the Adviser) pursuant to valuation policies and procedures approved by the

H&Q LIFE SCIENCES INVESTORS

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2008

(continued)

Trustees. Such values are subject to oversight and ratification by the Trustees. However, because of the uncertainty of fair valuations, these estimated values may differ significantly from the values that would have been used had a ready market for these securities existed, and the differences could be material. Each such fair value determination is based on a consideration of relevant factors. Factors the Adviser considers may include (i) the existence of any contractual restrictions on the disposition of securities; (ii) information obtained from the issuer, which may include an analysis of the company's financial statements, the company's products or intended markets or the company's technologies; and (iii) the price of a security negotiated at arm's length in an issuer's completed subsequent round of financing. See note 5 below. Short-term investments with maturity of 60 days or less are valued at amortized cost.

Market Conditions

The U.S. economy and financial markets experienced significant deterioration and heightened volatility over the reporting period. The economic and business developments have resulted in an unusually high degree of volatility with significant price fluctuations. The Fund's publicly traded investments and the fair value of venture capital and other restricted investments expose investors to downward pressure, particularly on fair valued securities, and to the negative (or positive) performance resulting from related market conditions.

Options on Securities

The Fund may purchase and sell (or write) put or call options on any security in which it is permitted to invest or on any security the change in value of which has correlation with the changes in value of the Fund's portfolio securities.

Purchasing Put and Call Options. By purchasing a call option on a security, the Fund will obtain the right to buy the securities underlying the option from its counterparty at a specified exercise price prior to or at the expiration of the option. The Fund would normally purchase call options in anticipation of an increase in the price of the security. Conversely, when the Fund purchases a put option on a security, the option gives the Fund the right to sell the securities underlying the option to its counterparty at the exercise price prior to or at the expiration of the option. The Fund would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio (or which the Fund intends to or has the right to acquire).

In the case of either put or call options that it has purchased, if the option expires without being sold or exercised, the Fund will experience a loss in the amount of the option premium plus any related commissions.

Writing Put and Call Options. When the Fund sells (writes) put and call options, it receives a premium as the writer of the option. By selling (writing) a call option, the Fund will obligate itself to sell the securities underlying the option to its counterparty at the specified exercise price prior to or at the expiration of the option if it is assigned an exercise notice. If the price of the underlying securities at the expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium. That amount, less the commission paid for the option, provides a partial hedge against any decline that may have occurred in the Fund's portfolio securities. During the term of the option, however, a covered call writer has, in return for the premium on the option, given up the opportunity for capital appreciation above the exercise price of the option if the value of the underlying securities increases, but has retained the risk of loss should the price of the underlying security decline. Conversely,

H&Q LIFE SCIENCES INVESTORS

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2008

(continued)

by selling (writing) a put option, the Fund obligates itself to buy the securities underlying the option from its counterparty at the exercise price prior to or at the expiration if it is assigned an exercise notice. Writing a put option constitutes a partial hedge against increasing prices of securities the Fund intends to purchase. If the price of the securities at the expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium, which provides a partial hedge against any increase in the price of securities that the Fund intends to purchase. A secured put writer, however, retains the risk of loss should the market value of the underlying security decline below the exercise price of the option, less the premium received on the sale of the option.

Closing Purchase or Sale Transactions. Prior to exercise or expiration, an option position can be terminated only by entering into a closing purchase or sale transaction. Closing purchase transactions are ordinarily effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of an underlying security or to enable another call option on the underlying security (with either a different exercise price or expiration date or both) to be written. If the Fund is not able to enter into a closing transaction or an offsetting position, it will be required to maintain the securities subject to the call, or the collateral underlying the put, even though it might not be advantageous to do so, until a closing transaction can be entered into or the option is exercised or expires.

The Fund's ability to close out its position as a writer of an option is dependent upon the existence of a liquid secondary market. There is no assurance that a liquid market will exist, particularly in the case of over-the-counter (OTC) options, as OTC options will generally be closed out only by entering into a closing transaction with a dealer. In the case of OTC options, the Fund is also subject to the credit risk associated with its counterparties.

Stock Index Options. The Fund may purchase and sell (write) options on stock indices (index options). Index options are similar to options on securities except that, rather than taking or making delivery of securities underlying the option at a specified price upon exercise, an index option gives the holder the right to receive cash upon exercise of the option if the level of the stock index upon which the option is based is greater, in the case of a call, or less, in the case of a put, than the exercise price of the options.

The Fund will enter into transactions in index options to hedge against adverse price movements in the stock market generally or in particular market segments. If the Adviser anticipates a general market decline, the Fund could purchase a stock index put option. If the expected market decline materialized, the resulting decrease in the value of the Fund's portfolio securities would be offset to the extent of the increase in the value of the put option. If the Adviser anticipates a market rise, the Fund may purchase a stock index call option to enable the Fund to participate in the rise until the Fund completes anticipated purchases of securities. Purchasing and selling stock index options may also enable the Adviser to achieve changes in equity positions more efficiently.

Stock index options involve risks similar to those associated with options on securities. Because exercises of stock index options are settled in cash, however, call writers, such as the Fund, cannot provide in advance for their potential settlement obligations by acquiring and holding the underlying securities.

Coverage Requirements. All options on securities and securities indices written by the Fund are required to be covered. When the Fund writes a call option, this means that during the life of the option the Fund may own or have the contractual right to acquire the securities subject to the option or may maintain with the Fund's custodian in a segregated account cash, U.S.

H&Q LIFE SCIENCES INVESTORS

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2008

(continued)

Government Securities or other appropriate high quality liquid debt obligations or other liquid securities in an amount at least equal to the market value of the securities underlying the option or may utilize any other instrument or transaction consistent with the Securities and Exchange Commission (SEC) guidelines. When the Fund writes a put option, this means that the Fund will maintain with the Fund's custodian in a segregated account cash, U.S. Government Securities or other appropriate high quality debt obligations or other liquid securities in an amount at least equal to the exercise price of the option or may utilize any other instrument or transaction consistent with SEC guidelines.

Transactions in call options written for the year ended September 30, 2008 were as follows:

Contracts	Premiums
Options outstanding, September 30, 2007	98	$20,421
Options written	1,936	258,957
Options terminated in closing purchase transactions	(334)	(39,470)
Options exercised	(437)	(38,183)
Options expired	(1,263)	(201,725)
Options outstanding, September 30, 2008	—	$—

Investment Transactions and Income

Investment transactions are recorded on a trade date basis. Gains and losses from sales of investments are recorded using the "identified cost" method. Interest income is recorded on the accrual basis, adjusted for amortization of premiums and accretion of discounts. Dividend income is recorded on the ex-dividend date.

The aggregate cost of purchases and proceeds from sales of investment securities (other than short-term investments) for the year ended September 30, 2008 totaled $212,337,637 and $243,927,457, respectively.

Repurchase Agreements

In managing short-term investments the Fund may from time to time enter into transactions in repurchase agreements. In a repurchase agreement, the Fund's custodian takes possession of the underlying collateral securities, the market value of which is at least equal to the principal, including accrued interest, of the repurchase transaction at all times. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral by the Fund may be delayed or limited.

Distribution Policy

Distributions will automatically be paid in newly issued shares of the Fund unless otherwise instructed by the shareholder. Pursuant to an SEC exemptive order, the Fund has implemented a fixed distribution policy that permits the Fund to make quarterly distributions at a rate of 2% of the Fund's net assets to shareholders of record. The Fund intends to use net realized capital gains when making quarterly distributions. This could result in a return of capital to shareholders if the amount of the distribution exceeds the Fund's net investment income and realized capital gains. It is anticipated that net realized capital gains in excess of the total distributed under this policy would be included in the December distribution. The Fund's distribution policy has been established by the Board of Trustees. The distribution policy may be changed by the Board of Trustees without shareholder approval.

H&Q LIFE SCIENCES INVESTORS

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2008

(continued)

The current distribution policy is to declare distributions in stock. Distributions will automatically be paid in newly-issued full shares of the Fund plus cash in lieu of any fraction of a share, unless otherwise instructed by the shareholder. The Fund's transfer agent delivers an election card and instructions to each registered shareholder in connection with each distribution. For shareholders other than registered shareholders with book entry accounts at the Fund's transfer agent, fractional shares will generally be settled in cash. The number of shares issued will be determined by dividing the dollar amount of the distribution by the lower of net asset value or market price on the pricing date. If a shareholder elects to receive a distribution in cash, rather than in shares, the shareholder's relative ownership in the Fund will be reduced. The shares will be valued at the lower of the net asset value or market price on the pricing date. Distributions in stock will not relieve shareholders of any federal, state or local income taxes that may be payable on such distributions.

Federal Income Taxes

In June 2006, the FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement 109 (FIN 48), was issued and is effective for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management has reviewed the tax positions for the open tax years of September 30, 2005 through September 30, 2008 and has determined there is no impact on the Fund's financial statements.

It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute to its shareholders substantially all of its taxable income and its net realized capital gains, if any. Therefore, no Federal income or excise tax provision is required.

Distributions

The Fund records all distributions to shareholders from net investment income, if any, and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and permanent differences from losses on wash sale transactions and net operating losses. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

The tax basis components of distributable earnings and the tax cost as of September 30, 2008 were as follows:

Cost of investments for tax purposes	$283,932,487
Gross tax unrealized appreciation	$43,578,774
Gross tax unrealized depreciation	$(49,621,135)
Net tax unrealized depreciation on investments	$(6,042,361)
Undistributed long-term capital gain	$1,549,406

The Fund has designated the following as long-term capital gain distributions for its taxable years ended September 30, 2008 and September 30, 2007:

Distributions paid from:	2008	2007
Ordinary income	$—	$—
Long-term capital gain	$23,504,432	$22,280,388

H&Q LIFE SCIENCES INVESTORS

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2008

(continued)

Statement of Cash Flows

The cash amount shown in the Statement of Cash Flows is the amount included in the Fund's Statement of Assets and Liabilities and represents cash on hand at its custodian and does not include short-term investments at September 30, 2008.

Indemnifications

Under the Fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

(3) Investment Advisory Fees

The Fund has entered into an Investment Advisory Agreement (the Advisory Agreement) with the Adviser. Pursuant to the terms of the Advisory Agreement, the Fund pays the Adviser a monthly fee at the rate when annualized of (i) 2.50% of the average net assets for the month of its venture capital and other restricted securities up to 25% of net assets and (ii) for all other assets, 0.98% of the average net assets up to $250 million, 0.88% of the average net assets for the next $250 million, 0.80% of the average net assets for the next $500 million and 0.70% of the average net assets thereafter. The aggregate fee may not exceed a rate when annualized of 1.375%. Prior to July 1, 2006, the Fund paid a monthly fee at the rate when annualized of (i) 2.50% of the average net assets for the month of its venture capital and other restricted securities up to 25% of net assets and (ii) for all other assets, 1.00% of the average net assets up to $250 million, 0.90% of the average net assets for the next $250 million, 0.8% of the average net assets for the next $500 million and 0.70% of the average net assets thereafter. The aggregate fee could not exceed a rate when annualized of 1.375%.

As of November 2007, Howard Y. Kim, M.D., Vice President of the Adviser, became a member of the team that makes investments on behalf of the Fund. In the last five years prior to joining the Adviser, Dr. Kim served as a Principal of Advent International.

The Fund has entered into a Services Agreement (the Agreement) with the Adviser. Pursuant to the terms of the Agreement, the Fund reimburses the Adviser for certain services related to a portion of the payment of salary and provision of benefits to the Fund's Chief Compliance Officer. During the year ended September 30, 2008 these payments amounted to $57,867 and are included in the "other" category in the Statement of Operations, together with insurance expenses of $46,160 incurred to unaffiliated entities. Such expenses are the major components of "other" in the Statement of Operations. Expenses incurred pursuant to the Agreement as well as certain expenses paid for by the Adviser are allocated in an equitable fashion as approved by the Board of the Fund.

The Fund pays compensation to Independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The Fund does not pay compensation directly to Trustees or officers of the Fund who are also officers of the Adviser.

H&Q LIFE SCIENCES INVESTORS

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2008

(continued)

(4) Other Transactions with Affiliates

An affiliate company is a company in which the Fund holds 5% or more of the voting securities. Transactions with such companies during the year ended September 30, 2008 were as follows:

Issuer	Value on October 1, 2007	Purchases	Sales(a)	Income	Value on September 30, 2008
Agilix Corporation	$94,540	$—	$—	$—	$94,540
CardioKinetix, Inc.	—	1,640,000	—	—	1,640,000
Concentric Medical, Inc.	6,794,782	—	—	—	6,794,782
CytoLogix Corporation	351,488	352,908	352,713	4,934	534,706
MZT Holdings, Inc. (b)	2,816,072	—	3,128,620	124,357	40,026
PHT Corporation	3,426,337	77,575	—	—	3,503,912
	$13,483,219	$2,070,483	$3,481,333	$129,291	$12,607,966

(a) Sales of affiliates represent convertible notes paid off.

(b) Formerly Matritech, Inc.

(5) Venture Capital and Other Restricted Securities

The Fund may invest in venture capital and other restricted securities if these securities would currently comprise 40% or less of net assets. The value of these securities represents 14% of the Fund's net assets at September 30, 2008.

At September 30, 2008, Other Assets in the Statement of Assets and Liabilities consisted of amounts due to corporate actions in connection with restricted securities from one issuer.

The following table details the acquisition date, cost, carrying value per unit, and value of the Fund's venture capital and other restricted securities at September 30, 2008. The Fund on its own does not have the right to demand that such securities be registered.

Security(f)	Acquisition Date	Cost	Carrying Value per Unit	Value
Agilix Corporation
Series B Cvt. Pfd.	11/8/01	$1,663,667	$0.06	$94,540
Antisoma Plc. (g)
12 Month Lock-up Restricted Common	12/5/03 - 6/11/08	3,197,176	0.28	862,551
18 Month Lock-up Restricted Common	12/5/03 - 6/11/08	355,242	0.25	83,859
Aveta, Inc.
Restricted Common	12/21/05	2,003,155	10.00	1,481,480
CardioKinetix, Inc.
Series C Cvt. Pfd.	5/22/08	1,645,087	0.69	1,640,000
CardioNet, Inc.
Restricted Common	5/3/01 - 3/7/07	2,392,745	22.46	7,809,115
Ceres, Inc.
Series C Cvt. Pfd.	12/23/98	1,000,950	6.50	1,625,000
Series C-1 Cvt. Pfd.	3/31/01	74,339	6.50	139,503
Series D Cvt. Pfd.	3/14/01	1,046,887	6.50	1,141,010
Series F Cvt. Pfd.	9/5/07	186,335	6.50	184,502
Warrants (expiration 9/05/15)	9/5/07	0	0.00	0
Concentric Medical, Inc.
Series B Cvt. Pfd.	5/7/02, 1/24/03	2,220,659	1.40	4,529,410
Series C Cvt. Pfd.	12/19/03	1,000,545	1.40	1,627,906
Series D Cvt. Pfd.	9/30/05	638,671	1.40	637,466

H&Q LIFE SCIENCES INVESTORS

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2008

(continued)

Security(f)	Acquisition Date	Cost	Carrying Value per Unit	Value
CytoLogix Corporation
Series A Cvt. Pfd.	1/13/98 - 7/21/99	$1,078,567	$0.01	$3,222
Series B Cvt. Pfd.	1/11/01	509,146	3.51	531,484
Elemé Medical, Inc.
Series C Cvt. Pfd.	7/15/08	2,260,330	1.88	2,254,999
EPR, Inc.
Series A Cvt. Pfd.	3/9/94	800,331	0.01	1,778
FlowCardia, Inc.
Series C Cvt. Pfd.	8/29/07	1,719,754	1.07	1,708,334
Labcyte Inc.
Series C Cvt. Pfd.	7/18/05	1,283,262	0.52	1,280,000
MacroGenics, Inc.
Series D Cvt. Pfd.	9/4/08	666,551	0.65	133,208
Series D Cvt. Pfd.	9/4/08	210,054	0.43	21,798
Magellan Biosciences, Inc.
Series A Cvt. Pfd.	11/28/06	2,052,904	1.00	2,050,000
Masimo Laboratories, Inc.
Restricted Common	3/31/98	0	0.44	57,485
OmniSonics Medical Technologies, Inc.
Series A-1 Cvt. Pfd.	10/1/03	1,200,343	0.57	586,171
Series B-1 Cvt. Pfd.	6/4/07, 11/15/07	667,477	0.57	498,560
Restricted Common	5/24/01, 7/2/07	1,606,319	0.01	620
PHT Corporation
Series D Cvt. Pfd.	7/23/01	2,803,841	0.78	2,800,000
Series E Cvt. Pfd.	9/12/03 - 12/17/03	627,472	0.78	626,337
Series F Cvt. Pfd.	7/21/08	81,720	0.78	77,575
Songbird Hearing, Inc.
Restricted Common	12/14/00	2,003,239	0.67	93
Syntiro Healthcare Services
Restricted Common	2/5/97	800,325	0.001	204
TargeGen, Inc.
Series C Cvt. Pfd.	8/30/05	1,842,330	0.87	1,226,672
Series D Cvt. Pfd.	5/8/07	531,198	0.87	353,450
TherOx, Inc.
Series H Cvt. Pfd.	9/11/00	2,001,787	6.38	277,390
Series I Cvt. Pfd.	7/8/05	386,640	6.38	635,741
Warrants (expiration 1/26/10)	1/26/05	0	0.00	0
Warrants (expiration 6/09/09)	6/9/04	0	0.00	0
Xoft, Inc.
Series D Cvt. Pfd.	3/23/07	2,055,919	3.34	2,139,688
Series E Cvt. Pfd.	6/20/08	411,757	3.34	409,998
Zyomyx, Inc.
Series A New Cvt. Pfd.	2/19/99, 1/12/04	199,800	0.10	20,000
Series B New Cvt. Pfd.	3/31/04	112	0.10	20
Restricted Common	2/19/99 - 7/22/02	2,401,101	0.01	2,000
		$47,627,737		$39,553,169

(f) See Schedule of Investments and corresponding footnotes for more information on each issuer.

(g) The carrying value per unit of unrestricted common units of Antisoma Plc was $0.46 on June 11, 2008, the date of the purchase agreement and date an enforceable right to acquire the restricted units was obtained.

H&Q LIFE SCIENCES INVESTORS

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2008

(continued)

(6) Sources of Net Assets

The changes in the sources of net assets for the period from October 1, 2007 through September 30, 2008 are as follows:

	Capital Paid in on Shares of Beneficial Interest	Accumulated Net Investment Loss	Accumulated Net Realized Gain (Loss) on Investments	Net Unrealized Gain (Loss) on Investments	Total Net Assets
As of October 1, 2007:	$272,947,282	$0	$(1,326,187)	$36,376,530	$307,997,625
For the period from October 1, 2007 through September 30, 2008:
Net investment loss		(2,917,323)			(2,917,323)
Net realized gains			23,837,115		23,837,115
Distributions			(23,504,432)		(23,504,432)
Value of shares issued in payment of distributions	11,732,523				11,732,523
Decrease in net unrealized gain on investments, options and foreign currency				(39,325,272)	(39,325,272)
Reclassification for Federal income purposes	(2,366,603)	2,917,323	(550,720)		—
As of September 30, 2008:	$282,313,202	$0	$(1,544,224)	$(2,948,742)	$277,820,236

(7) Subsequent Event

Subsequent to September 30, 2008 the business prospects of one restricted security was negatively affected due to the challenging environment for consumer oriented companies and the deterioration of general credit conditions. This led to the reduction of the security's value by 20% or $451,000 in November 2008.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of H&Q Life Sciences Investors:

We have audited the accompanying statement of assets and liabilities of H&Q Life Sciences Investors Fund (the "Fund"), including the schedule of investments as of September 30, 2008, and the related statement of operations and cash flows for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of H&Q Life Sciences Investors as of September 30, 2008, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
November 20, 2008

H&Q LIFE SCIENCES INVESTORS

TRUSTEES

H & Q Life Sciences Investors
2 Liberty Square, 9th Floor
Boston, Massachusetts 02109
(617) 772-8500

Name, Address[1] and Date of Birth	Position(s) Held with Fund, Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Portfolios in Fund Complex Overseen by Trustee
Independent Trustees:

Rakesh K. Jain, Ph.D. 12/1950	Trustee (since July 2007)	Director of Steele Lab, Department of Radiation Oncology at Massachusetts General Hospital (since 1991); A.W. Cook Professor of Radiation Oncology at Harvard Medical School (since 1991); Ad hoc Consultant/Scientific Advisory Board Member for pharmaceutical/ biotechnology companies (various times since 2002); Ad hoc Consultant for Gershon Lehman Group (since 2004); Advisory Committee Member of Department of Biotechnology, Government of India (from 2004 to 2007).	2

Lawrence S. Lewin 4/1938	Trustee (since 1987) and Chairman (since 2000)	Self-employed Executive Consultant (since 1999) (healthcare public policy and management consulting); Director of Medco Health Solutions, Inc. (from 2003 to 2007); Director of CardioNet, Inc. (from 2001 to 2007); and Director of Care Fusion, Inc. (from 2005 to 2006).	2

Robert P. Mack 8/1935	Trustee (since 1991)	Orthopedic Surgeon at Orthopedic Associates of Aspen (since 2000).	2

Eric Oddleifson 4/1935	Trustee (since 1992)	Self-employed Consultant (since 2005); Investment Committee Chair (from 2003 to 2005) and Partner (from 1997-2003) of GMO Renewable Resources LLC; Senior Adviser to The Corporate Library (since 2007); Director of the following charitable organizations, The Marjorie Harris Reynolds Foundation (since 1996); The National Arts & Learning Collaborative (since 1998); and From the Top (young adult performance, since 2004).	2

Oleg M. Pohotsky 3/1947	Trustee (since 2000)	Self-employed Financial Consultant (since 2002).	2

H&Q LIFE SCIENCES INVESTORS

TRUSTEES

(continued)

Name, Address[1] and Date of Birth	Position(s) Held with Fund, Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Portfolios in Fund Complex Overseen by Trustee
Independent Trustees: (continued)

Uwe E. Reinhardt, Ph.D. 9/1937	Trustee (since 1988)	Professor of Economics at Princeton University (since 1968); Director of Duke University (since 2001); Director of Duke University Health System (since 2001); Director of Boston Scientific (since 2002); Director of Amerigroup, Inc. (since 2002); Director of the National Bureau of Economic Research (since 2002); and Director of Triad Hospitals, Inc. (from 2000 to 2007).	2

Lucinda H. Stebbins, CPA 11/1945	Trustee (since 2006)	Self-employed Financial Consultant (since 2004); Director of Deutsche Asset Management (from 2002 to 2004); Senior Vice President of Scudder Investments (from 2000-2002).	2

Interested Trustees:

Daniel R. Omstead[3], Ph.D. 7/1953	President (since 2001); Trustee (since 2003)	President of HQH and of HQL (since 2001); Trustee of HQH and HQL (since 2003); President, Chief Executive Officer and Managing Member of Hambrecht & Quist Capital Management LLC (since 2002); President and Chief Executive Officer (from 2001 to 2002) and Managing Director (from 2000 to 2002) of Hambrecht & Quist Capital Management Inc.; Director of Magellan Biosciences, Inc. (since 2006) and Concentric Medical, Inc. (from 2003 to 2007).	2

1  The address for each Trustee is c/o the Fund at the Fund's address as set forth above.

2  Each Trustee currently is serving a three year term.

3  Trustee considered to be an "interested person" within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"), through position or affiliation with the Adviser.

H&Q LIFE SCIENCES INVESTORS

OFFICERS

Name, Address[1] and Date of Birth	Position(s) Held with Fund, Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past 5 Years
Officers:

Daniel R. Omstead, ENGSCD 7/1953	President (since 2001); Trustee (since 2003)	President of HQH and of HQL (since 2001); Trustee of HQH and HQL (since 2003); President, Chief Executive Officer and Managing Member of Hambrecht & Quist Capital Management LLC (since 2002); President and Chief Executive Officer (from 2001 to 2002) and Managing Director (from 2000 to 2002) of Hambrecht & Quist Capital Management Inc.; Director of Magellan Biosciences, Inc. (since 2006) and Concentric Medical, Inc. (from 2003 to 2007).

Carolyn P. Haley, CPA, MS 7/1966	Chief Compliance Officer, Secretary and Treasurer (since July 2007)	Chief Compliance Officer of Hambrecht & Quist Capital Management LLC (since July 2007); Chief Compliance Officer, Secretary and Treasurer of HQH and HQL (since July 2007); Senior Manager of PricewaterhouseCoopers LLP (from 1998 to 2001 and 2003 to 2007).

1  The address for each officer is c/o the Fund at the Fund's address as set forth above.

2  Each officer serves in such capacity for an indefinite period of time at the pleasure of the Trustees.

The Fund's Statement of Additional Information includes additional information about the Fund Directors and is available without charge, upon request by calling (617) 772-8500 or writing to Hambrecht & Quist Capital Management LLC at 2 Liberty Square, 9th Floor, Boston, MA 02109.

H&Q LIFE SCIENCES INVESTORS

CERTIFICATIONS

The Fund's President has certified to the New York Stock Exchange (NYSE) that as of July 11, 2008, he was not aware of any violation by the Fund of applicable NYSE corporate governance listing standards. In addition, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and applicable SEC rules, the Fund's President and Treasurer made quarterly certifications during the fiscal year that were filed with the SEC as exhibits to Form N-CSR and Form N-Q filings and related to the Fund's disclosure in such reports, disclosure controls and procedures and internal control over financial reporting, as required.

ANNUAL MEETING REPORT

An Annual Meeting of Shareholders was held on June 12, 2008. Shareholders voted to elect three Trustees of the Fund to hold office for a term of three years or until their respective successors shall have been duly elected and qualified. The following votes were cast with respect to each of the nominees.

	For	Withheld
Rober P. Mack, M.D.	16,695,672	1,370,985
Eric Oddleifson	16,824,029	1,242,648
Oleg Pohotsky	16,683,030	1,383,647

The nominees were elected to serve until the 2011 Annual Meeting. Trustees serving until the 2009 Annual Meeting are Rakesh K. Jain, Ph.D., Daniel R. Omstead, Ph.D. and Lucinda H. Stebbins. Trustees serving until the 2010 Annual Meeting are Lawrence S. Lewin and Uwe E. Reinhardt, Ph.D.

Shareholders ratified the appointment of Deloitte & Touche LLP as the independent registered public accountants of the Fund for the fiscal year ending September 30, 2008 by the following votes.

For	Against	Abstain
17,669,021	198,608	199,048

SHAREHOLDER PROPOSALS

On July 17, 2008, the Board of Trustees amended the by-laws of the Fund. The Trustees determined that the by-laws should be updated in order to ensure an orderly and informed shareholder meeting process for all participating shareholders. Generally, the amendments: (i) provide that holders of a majority of shares of the Fund entitled to vote at a meeting may call a special meeting of shareholders, (ii) further specify the process for calling such a meeting, and (iii) establish time periods and information requirements for calling a special meeting and for the submission of shareholder proposals (other than pursuant to regulations of the U.S. Securities and Exchange Commission (SEC)). These amendments do not affect the notice period for each shareholder proposal submitted for inclusion in the Fund's proxy statements pursuant to the SEC's rules. With respect to other nominations or proposals, for each annual meeting of shareholders, the amended by-laws require that the Fund receive notice of the nomination or proposal and certain additional information at least 90 days but no more than 120 days in advance of the first anniversary of the previous year's annual meeting. For each special meeting of shareholders, the amended by-laws require that the Fund receive notice of a nomination or proposal within 10 business days after the meeting is publicly

H&Q LIFE SCIENCES INVESTORS

SHAREHOLDER PROPOSALS

(continued)

announced, including by press release, a filing with the SEC, or a posting on the Adviser's website. The amended by-laws have been filed as an exhibit to the Fund's registration statement on Form N-2. The Fund's Form N-2 is available at the SEC's website at www.sec.gov.

Shareholder proposals for the Fund's 2009 annual meeting of shareholders must be received at the Fund's executive offices (2 Liberty Square, 9th Floor, Boston, Massachusetts 02109) no later than January 8, 2009, in order to be included in the Fund's proxy statement and form of proxy. Other shareholder nominations or proposals for the Fund's 2009 annual meeting must be received at the Fund's executive offices between February 12, 2009, and March 14, 2009. Submission of such proposals does not ensure that they will be included in the proxy statement or submitted for a vote at the 2009 annual meeting.

FOR MORE INFORMATION

A description of the Fund's proxy voting policies and procedures and information on how the Fund voted proxies and relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request by calling 1-800-451-2597; (ii) by writing to Hambrecht & Quist Capital Management LLC at 2 Liberty Square, 9th Floor, Boston, MA 02109; (iii) on the Fund's website at www.hqcm.com; and (iv) on the SEC's website at http://www.sec.gov.

The Fund's complete Schedule of Investments for the first and third quarters of its fiscal year will be filed quarterly with the SEC on Form N-Q. This Schedule of Investments will also be available on the Fund's website at www.hqcm.com, or the SEC's website at http://www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC or by calling 1-800-SEC-0330.

DISTRIBUTION POLICY

The Fund has a fixed distribution policy as described in the Notes to Financial Statements. For more information contact your financial adviser.

H&Q LIFE SCIENCES INVESTORS

New York Stock Exchange Symbol: HQL

2 Liberty Square, 9th Floor
Boston, Massachusetts 02109
(617) 772-8500
www.hqcm.com

Officers

Daniel R. Omstead, Ph.D., President
Carolyn P. Haley, CPA, MS, Secretary, Treasurer and
Chief Compliance Officer

Trustees

Rakesh K. Jain, Ph.D.
Lawrence S. Lewin
Robert P. Mack, M.D.
Eric Oddleifson
Daniel R. Omstead, Ph.D.
Oleg M. Pohotsky
Uwe E. Reinhardt, Ph.D.
Lucinda H. Stebbins, CPA

Investment Adviser

Hambrecht & Quist Capital Management LLC

Administrator & Custodian

State Street Bank and Trust Company

Transfer Agent

Computershare Shareholder Services, Inc.

Legal Counsel

Dechert LLP

Shareholders with questions regarding share transfers may call

1-800-426-5523

Daily net asset value may be obtained from

our website (www.hqcm.com) or by calling

1-800-451-2597

002CS17461

Item 2.    CODE OF ETHICS.

(a)

As of the end of the period covered by this report, the Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.

(b)	No disclosures are required by this Item.
(c)	During the period covered by this report, the Registrant did not make any substantive amendment to the code of ethics.
(d)	During the period covered by this report, the Registrant did not grant any waiver, including any implicit waiver, from any provision of the code of ethics.
(e)	Not applicable.
(f)

A copy of the Registrant’s Code of Ethics is filed as Exhibit 1 to this Form N-CSR.  Copies of the Code will also be made available, free of charge, upon request, by writing or calling Hambrecht & Quist Capital Management, LLC at 2 Liberty Square, 9th Floor, Boston, MA  02109, 1-800-451-2597.

ITEM 3.    AUDIT COMMITTEE FINANCIAL EXPERT.

The Registrant’s Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its audit committee.  The audit committee financial expert is Oleg M. Pohotsky.  He is “independent” for the purposes of Item 3.

ITEM 4.    PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)

Audit Fees.  The aggregate fees in each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $72,000 for the fiscal year ended September 30, 2008 and $77,000 for the fiscal year ended September 30, 2007.

(b)

Audit Related Fees.  The Registrant was not billed any fees in each of the last two fiscal years ended September 30 for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and not otherwise included above.

(c)

Tax Fees.  The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $4,500 for the fiscal year ended September 30, 2008 and $5,000 for the fiscal year ended September 30, 2007.  The nature of the services comprising the fees disclosed under this category was tax compliance.

(d)

All Other Fees.  The Registrant was not billed any fees in each of the last two fiscal years ended September 30 for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)	(1) Pre-approval Policies and Procedures.

Pursuant to the Registrant’s Audit Committee Charter (“Charter”), the Audit Committee is responsible for approving in advance the firm to be employed as the Registrant’s independent auditor.  In addition, the Charter provides that the Audit Committee is responsible for approving any and all proposals by the Registrant, its investment adviser or their affiliated persons or any entity controlling, controlled by, or under common control with the adviser that provides services to the Registrant to employ the independent auditor to render permissible non-audit services related directly to the operations and financial reporting of the Registrant.  In determining whether to pre-approve non-audit services, the Audit Committee considers whether such services are consistent with the independent auditor’s independence.  The Charter further permits the Audit Committee to delegate to one or more of its members authority to pre-approve permissible non-audit services to the registrant, provided that any pre-approval determination of a delegate is for services with an estimated budget of less than $15,000.

(2) All of the services described in each of paragraphs (b) through (d) of this Item were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	N/A.

(g)	None.

(h)	None.

ITEM 5.    AUDIT COMMITTEE OF LISTED REGISTRANTS.

The Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act (15 U.S.C. 78c(a)(58)(A)).  The members of the Audit Committee are Eric Oddleifson, Oleg M. Pohotsky, Uwe E. Reinhardt and Lucinda H. Stebbins.

ITEM 6.    INVESTMENTS.

The Registrant’s Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

ITEM 7.    DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Registrant has adopted the following proxy voting policies and procedures.

PROXY VOTING POLICIES AND PROCEDURES(1)

Policy

The following are the policies and procedures adopted and implemented by Hambrecht & Quist Capital Management LLC (the “Adviser”) for voting proxies with respect to portfolio securities held by H&Q Healthcare Investors and H&Q Life Sciences Investors (each a “Fund” and collectively the “Funds”). The policies and procedures are reasonably designed to ensure that proxies are voted in the best interest of the Funds and the Funds’ shareholders, in accordance with the Adviser’s fiduciary duties and Rule 206(4)-6 under the Investment Advisers Act of 1940 (the “Investment Advisers Act”). The Adviser considers the “best interests” of the Funds and their shareholders to mean their best long-term economic interests.

The Adviser shall vote proxies for the exclusive benefit, and in the best economic interest, of the Funds and their shareholders. Such exercise of voting rights shall be subject to the same standard of care as is generally applicable to the Adviser’s performance of its duties, as set forth in the advisory agreements with the Funds. The policies and procedures contained herein are designed to be guidelines, however each vote is ultimately cast on a case-by-case basis, taking into consideration the relevant facts and circumstances at the time of the vote. Any material conflicts that may arise will be resolved in the best interests of the Funds and their shareholders.

A proxy committee has been designated and is responsible for administering and overseeing the proxy voting process. The committee consists of the President of the Adviser, the Adviser’s Chief Compliance Officer (“CCO”), and the analyst responsible for oversight of the company that is the subject of the proxy.  The committee considers proxy questions and determines the vote on behalf of the Funds.

Procedures

Logistics

The Adviser’s CCO shall be responsible for maintaining the proxy log, monitoring corporate actions and confirming the timely voting of proxies. The proxy log shall contain the following information, in accordance with Form N-PX:

•                  the name of the issuer;

•                  the exchange ticker symbol, if available;

•                  the CUSIP number, if available;

•                  the shareholder meeting date;

•                  a brief identification of the matter voted on;

•                  whether the matter was proposed by the issuer or a security holder;

•                  whether the Adviser cast its vote on the matter;

•                  how the Adviser cast its vote on the matter (for, against, abstain; for or withhold regarding the election of directors); and

•                  whether the Adviser cast its vote for or against management;

The Adviser’s CCO shall also record whether any conflicts of interest have been identified and, if so, what action was taken to resolve the conflict with respect to each vote cast and each abstention.

(1) Amended February 22, 2007

Substantive Voting Decisions

The Adviser’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote. The following is a list of common proxy vote issues and the Adviser’s standard considerations when determining how to vote such proxies.

Routine Matters/Corporate Administrative Items. After an initial review, the Adviser generally votes with management on routine matters related to the operation of the issuer that are not expected to have a significant economic impact on the issuer and/or its shareholders.

Potential for Major Economic Impact. The Adviser reviews and analyzes on a case-by-case basis, non-routine proposals that are more likely to affect the structure and operation of the issuer and to have a greater impact on the value of the investment.

Corporate Governance. The Adviser reviews and considers corporate governance issues related to proxy matters and generally supports proposals that foster good corporate governance practices.

Special Interest Issues. The Adviser considers: (i) the long-term benefit to shareholders of promoting corporate accountability and responsibility on social issues; (ii) management’s responsibility with respect to special interest issues; (iii) any economic costs and restrictions on management; and (iv) the responsibility of the Adviser to vote proxies for the greatest long-term shareholder value.

Limitations on Director Tenure and Retirement. The Adviser considers: (i) a reasonable retirement age for directors, e.g. 70 or 72; (ii) the introduction of new perspectives on the board; and (iii) the arbitrary nature of such limitations and the possibility of detracting from the board’s stability and continuity.

Directors’ Minimum Stock Ownership. The Adviser considers: (i) the benefits of additional vested interest; (ii) the ability of a director to serve a company well regardless of the extent of his or her share ownership; and (iii) the impact of limiting the number of persons qualified to be directors.

D&O Indemnification and Liability Protection. The Adviser considers: (i) indemnifying directors for acts conducted in the normal course of business; (ii) limiting liability for monetary damages for violating the duty of care; (iii) expanding coverage beyond legal expenses to acts that represent more serious violations of fiduciary obligation than carelessness (e.g. negligence); and (iv) providing expanded coverage in cases when a director’s legal defense was unsuccessful if the director was found to have acted in good faith and in a manner that he or she reasonably believed was in the best interests of the issuer.

Director Nominations in Contested Elections. The Adviser considers: (i) long-term financial performance of the issuer relative to its industry; (ii) management’s track record; (iii) background to proxy contest; (iv) qualifications of both slates of nominees; (v) evaluations of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and (vi) stock ownership positions.

Cumulative Voting. The Adviser considers: (i) the ability of significant stockholders to elect a director of their choosing; (ii) the ability of minority shareholders to concentrate their support in favor of a director or directors of their choosing; and (iii) the potential to limit the ability of directors to work for all shareholders.

Classified Boards.  The Adviser considers: (i) providing continuity; (ii) promoting long-term planning; and (iii) guarding against unwanted takeovers.

Poison Pills. The Adviser considers: (i) the Adviser’s position on supporting proposals to require a shareholder vote on other shareholder rights plans; (ii) ratifying or redeeming a poison pill in the interest of protecting the value of the issuer; and (iii) other alternatives to prevent a takeover at a price demonstrably below the true value of the issuer.

Fair Price Provisions. The Adviser considers: (i) the vote required to approve the proposed acquisition; (ii) the vote required to repeal the fair price provision; (iii) the mechanism for determining fair price; and (iv) whether these provisions are bundled with other anti-takeover measures (e.g., supermajority voting requirements) that may entrench management and discourage attractive tender offers.

Equal Access. The Adviser considers: (i) the opportunity for significant shareholders of the issuer to evaluate and propose voting recommendations on proxy proposals and director nominees, and to nominate candidates to the board; and (ii) the added complexity and burden.

Charitable Contributions. The Adviser considers: (i) the potential benefits to shareholders; (ii) the potential to detract the issuer’s resources from more direct uses of increasing shareholder value; and (iii) the responsibility of shareholders to make individual contributions.

Stock Authorizations: The Adviser considers: (i) the need for the increase; (ii) the percentage increase with respect to the existing authorization; (iii) voting rights of the stock; and (iv) overall capitalization structures.

Preferred Stock. The Adviser considers: (i) whether the new class of preferred stock has unspecified voting, conversion, dividend distribution, and other rights; (ii) whether the issuer expressly states that the stock will not be used as a takeover defense or carry superior voting rights; (iii) whether the issuer specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable; and (iv) whether the stated purpose is to raise capital or make acquisitions in the normal course of business.

Director Compensation. The Adviser considers: (i) whether director shares are at the same market risk as those of the shareholders; and (ii) how option programs for outside directors compare with the standards of internal programs.

Golden and Tin Parachutes. The Adviser considers: (i) whether they will be submitted for shareholder approval; and (ii) the employees covered by the plan and the quality of management.

Limitations

The Adviser may abstain from voting a proxy if it concludes that the effect on shareholders’ economic interests or the value of the portfolio holding is indeterminable or insignificant. The Adviser may abstain from voting a proxy if it concludes that the cost of voting is disproportionate to the economic impact the vote would have on the portfolio holdings. With respect to certain privately held companies, the Adviser may not have the opportunity to vote or may have a limitation on its ability to vote. For example, in certain cases a company may be permitted by its charter or other governing documents to take action without a shareholder meeting and with written consent of fewer than all shareholders.

Conflicts of Interest

The Proxy Committee identifies any potential conflicts of interest.  Each potential conflict must be addressed in a manner which will be in the best interest of the Funds and their shareholders. If any potential conflict is identified the Proxy Committee consults with the Adviser’s CCO.  Where conflicts of interest arise between clients and the Adviser, the Adviser may convene an ad-hoc committee to debate the conflict and to give a ruling on a preferred course of action. If the ad-hoc committee determines that the Adviser has a conflict of interest in any instance, the Adviser’s CCO shall disclose the conflict to the Board and seek voting instructions.

The Adviser may cause the proxies to be voted in accordance with the recommendations of an independent third party service provider that the Adviser may use to assist in voting proxies.

Disclosure

The following disclosure shall be provided in connection with these policies and procedures:

•                  The Adviser shall provide a description or a copy of these policies and procedures to the Boards of Trustees of the Funds annually and upon request.

•                  The Adviser shall make available to the Funds its proxy voting records, for inclusion on the Funds’ Form N-PX.

•                  The Adviser shall include its proxy voting policies and procedures in its annual filing on Form N-CSR.

•                  The Adviser shall cause the Funds’ shareholder reports to include a statement that a copy of these policies and procedures is available upon request (i) by calling a toll-free number; (ii) on the Funds’ website, (if the Funds choose); and (iii) on the SEC’s website.

•                  The Adviser shall cause the Funds’ annual and semi-annual reports to include a statement that information is available regarding how the Funds voted proxies during the most recent twelve-month period (i) without charge, upon request, either by calling a toll-free number or on or through the Funds’ website, or both; and (ii) on the SEC’s website.

Recordkeeping

The Adviser shall maintain records of proxies voted in accordance with Section 204-2 of the Advisers Act, including proxy statements, a record of each vote cast, and a copy of any document created by the Adviser that was material to making a decision of how to vote the proxy, or that memorializes the basis for the Adviser’s decision on how to vote the proxy. The Adviser shall also maintain a copy of its policies and procedures and each written request from a client for proxy voting records and the Adviser’s written response to any client request, either written or oral, for such records. Proxy statements that are filed on EDGAR shall be considered maintained by the Adviser. All such records shall be maintained for a period of five years in an easily accessible place, the first two year in the offices of the Adviser.

ITEM 8.    PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

(a)(1)    As of November 30, 2008, Daniel R. Omstead, Ph.D., Christopher F. Brinzey, M.B.A., Frank T. Gentile, Ph.D., Jason C. Akus, M.D./M.B.A. and Howard Y. Kim, M.D. are members of a team that makes investments on behalf of the Registrant.  Dr. Omstead oversees investments made by other team members.  Dr. Omstead also performs other duties including management of the investment adviser and makes investments on behalf of H&Q Healthcare Investors (“HQH”).  The date each team member joined the portfolio management team and each team member’s business experience for at least the last five years is included below.

Daniel R. Omstead, Ph.D., is President and Chief Executive Officer of the investment adviser and has been employed by the investment adviser of the Registrant since 2000. He is also President of the Registrant, HQH and the investment adviser.

Christopher F. Brinzey is Senior Vice President, Research of the investment adviser. Mr. Brinzey joined the investment adviser of the Registrant in February of 2001 and is responsible for investment research and venture investment due diligence in the following areas: specialty pharmaceuticals and life sciences information technology and services.

Frank T. Gentile, Ph.D., is Senior Vice President, Research of the investment adviser. Dr. Gentile joined the investment adviser of the Registrant in September 2002. His emphasis is on the analysis of private and public companies in the fields of Functional Genomics and Proteomics, as well as Cell and Gene Therapy.

Jason C. Akus, M.D./M.B.A., is Vice President, Research of the investment adviser and is responsible for investment research and due diligence in the biotechnology, medical device, and diagnostic areas. Dr. Akus joined the investment adviser of the Registrant in July of 2001.

Howard Y. Kim, M.D. is Vice President, Research of the investment adviser.  Dr. Kim joined the investment adviser of the Registrant in November 2007 and is responsible for investment research and venture due diligence in the biotechnology and medical device areas.  Previously Dr. Kim worked at Advent International from 2001 to 2007, where he focused on life science venture capital investments.

(a)(2)  The following table lists the number and types of other accounts and assets under management in those accounts advised by the Registrant’s portfolio management team as of the end of the Registrant’s fiscal year.

	REGISTERED INVESTMENT
PORTFOLIO	COMPANY	ASSETS	POOLED	ASSETS	OTHER	ASSETS
MANAGER	ACCOUNTS	MANAGED	ACCOUNTS	MANAGED	ACCOUNTS	MANAGED
Daniel R. Omstead	1	$407 million	0	0	0	0
Christopher F. Brinzey	1	$407 million	0	0	0	0
Frank T. Gentile	1	$407 million	0	0	0	0
Jason C. Akus	1	$407 million	0	0	0	0
Howard Y. Kim	1	$407 million	0	0	0	0

None of the funds or other accounts are subject to a performance-based advisory fee.

Each member of the portfolio management team may perform investment management services for other accounts similar to those provided to the Registrant and the investment action for each account may differ. The portfolio management team may discover an investment opportunity that may be suitable for more than one account. However, the investment opportunity may be limited so that all accounts may not be able to fully participate or an investment opportunity or investment allocation may be allocated to just one account or may be allocated between accounts at different levels based on an investment decision made by the investment team.  The investment team may subsequently make investment decisions that result in investment levels that make the accounts more differentiated or, conversely, more closely or completely aligned.  Such investment decisions may occur within a day or two.  In addition, the investment adviser may receive different compensation from each account. In that case, the portfolio management team may have an incentive to direct investments to an account that could result in higher fees for the investment adviser. The registrant has adopted procedures designed to allocate investments fairly across multiple accounts.

Additionally, a portfolio manager may be perceived to have a conflict of interest if he has other executive management responsibilities.  In addition to managing the Registrant and HQH, Dr. Omstead is the President of the investment adviser of the Registrant.  Dr. Omstead periodically discusses the amount of time he allocates to each of his responsibilities with the Registrant’s Board of Trustees.

The portfolio management team’s management of personal accounts may also present certain conflicts of interest.  The Registrant has adopted a code of ethics designed to address these potential conflicts.

(a)(3)  As of September 30, 2008, portfolio manager compensation is comprised of a base salary and discretionary compensation as described below.

Base Salary Compensation.  The team members receive a base salary compensation linked to individual experience and responsibilities. The amount of base salary is reviewed annually.

Discretionary Compensation.  Discretionary Compensation is in the form of a cash bonus, paid annually, which may be up to 60% of the team member’s base salary. Several factors affect discretionary compensation, which can vary by team member and circumstances. The discretionary compensation component is determined based on four factors including investment performance of accounts managed by the team relative to an appropriate benchmark and/or peer funds, performance of specific investments proposed by the individual, financial performance of the investment adviser and a qualitative assessment of the individual overall contribution to the investment team and to the investment adviser. Discretionary compensation is evaluated annually after the completion of the Registrant’s fiscal year.

(a)(4)  As of September 30, 2008, the dollar range of Registrant’s shares beneficially owned by the portfolio managers are as follows as of the end of the Registrant’s fiscal year:

PORTFOLIO MANAGER	DOLLAR RANGE OF SHARES BENEFICIALLY OWNED
Daniel R. Omstead	$50,001-100,000
Christopher F. Brinzey	none
Frank T. Gentile	none
Jason C. Akus	none
Howard Y. Kim	none

(b) N/A.

ITEM 9.    PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Period (12 months)	(a) Total No. of Shares Purchased	(b) Average Price Paid per Share	(c) Total No. of Shares Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum No. of Shares that May Yet Be Purchased Under the Plans or Programs
Month #1 (Oct. 1, 2007-Oct. 31, 2007)
Month #2 (Nov. 1, 2007 - Nov. 30, 2007)
Month #3 (Dec. 1, 2007 - Dec. 31, 2007)
Month #4 (Jan. 1, 2008 - Jan. 31, 2008)
Month #5 (Feb. 1, 2008 - Feb. 29, 2008)
Month #6 (Mar. 1, 2008 - Mar. 31, 2008)
Month #7 (Apr. 1, 2008 - Apr. 30, 2008)
Month #8 (May 1, 2008 - May 31, 2008)
Month #9 (June 1, 2008 - June 30, 2008)
Month #10 (Jul. 1, 2008 - Jul. 31, 2008)
Month #11 (Aug. 1, 2008 - Aug. 31, 2008)
Month #12 (Sep. 1, 2008 - Sep. 30, 2008)
Total

ITEM 10.    SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR229.407)(as required by Item 22(b)(15) of Schedule 14A (17 CFR240.14a-101)), or this Item.

ITEM 11.    CONTROLS AND PROCEDURES.

(a)              In the opinion of the principal executive officer and principal financial officer, based on their evaluation which took place within 90 days of this filing, the Registrant’s disclosure controls and procedures are adequately designed and are operating effectively to ensure (i) that material information relating to the Registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared; and (ii) that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time period specified in the Securities and Exchange Commission’s rules and forms.

(b)             There were no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s most recent fiscal half-year that have materially affected or that are reasonably likely to materially affect the Registrant’s internal control over financial reporting.

ITEM 12.    EXHIBITS

(a)(1)    The Code of Ethics that is the subject of the disclosure required by Item 2 is attached hereto (Exhibit 1).

(a)(2)    Separate certifications of the Principal Executive and Financial Officers as required by Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto (Exhibit 2).

(b)         Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto (Exhibit 3).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	H&Q LIFE SCIENCES INVESTORS

By (Signature and Title)*	/s/ Daniel R. Omstead
Daniel R. Omstead, President

Date:	12/9/08

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Carolyn Haley
Carolyn Haley, Treasurer

Date:	12/9/08

* Print the name and title of each signing officer under his or her signature.